WILLIAM BLAIR FUNDS

William Blair Global Leaders Fund

(the “Fund”)

Supplement dated October 14, 2025 to the Fund’s Summary Prospectus dated May 1, 2025 and Prospectus dated May 1, 2025, as supplemented

Effective immediately:

1.	The information below replaces similar disclosure in the “Management” section of the Fund’s Summary Prospectus and the “Summary – Management” section of the Prospectus as follows:

Portfolio Managers. Kenneth J. McAtamney and Hugo Scott-Gall, Partners of the Adviser, and Chandan Khanna, Associate of the Adviser, co-manage the Fund. Mr. McAtamney has co-managed the Fund since 2008. Mr. Scott-Gall has co-managed the Fund since 2021. Mr. Khanna has co-managed the Fund since 2025.

2.	The Prospectus section entitled “Management of the Funds – Portfolio Management” is amended to include the following:

Chandan Khanna, an Associate of William Blair Investment Management, LLC, has co-managed the William Blair Global Leaders Fund since 2025. Before joining William Blair in 2025, Mr. Khanna was a Senior Partner and Portfolio Manager at Eighteen48 Partners, a boutique investment firm based in London where he managed a global equity strategy from 2020 to 2025. Before joining Eighteen48 Partners, he was a Managing Director and Portfolio Manager with Rezayat Investments from 2015 to 2020. Prior to that, Mr. Khanna was a Vice President and Investment Manager at Capital Group from 2008 to 2015. He also worked in investment banking at Morgan Stanley from 2004 through 2006 and as an associate at KPMG from 1999 through 2004. Mr. Khanna has also qualified as a Chartered Accountant. Education: M.B.A., Institut Européen d’Administration des Affaires.

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.